Exhibit 99.1

Press Release

Federated Investors, Inc. Reports Third Quarter 2005 Results

•	Assets Under Management Reach Record $207.4 Billion

•	Money Market Assets Reach Record $154.0 Billion

(PITTSBURGH, Pa., October 27, 2005) — Federated Investors, Inc. (NYSE: FII), one of the nation’s largest investment managers, today reported earnings per diluted share from continuing operations of $0.61 for the quarter ended Sept. 30, 2005, compared with $0.43 for the same quarter last year. Federated’s Q3 and YTD 2005 financial results include an insurance reimbursement of $23.6 million, or $0.14 per diluted share after tax, related to costs incurred for various legal, regulatory and compliance matters. Income from continuing operations was $65.5 million for Q3 2005 compared to $47.5 million for Q3 2004.

Federated’s total managed assets were a period-end record $207.4 billion at Sept. 30, 2005, up $29.8 billion or 17 percent from $177.6 billion at Sept. 30, 2004, and up one percent from $204.7 billion at June 30, 2005. The increase in assets under management was due primarily to increases in money market assets and market appreciation in equity products.

“Federated continues to offer new and innovative portfolio solutions to address the needs of investors seeking diversified sources of income,” said J. Christopher Donahue, president and CEO. “During the quarter, Federated Strategic Value Fund, which launched in March 2005 and is based on a separately managed account strategy, topped $100 million in assets.”

Federated’s board of directors today declared a quarterly dividend of $0.15 per share. The dividend is payable on Nov. 15, 2005 to shareholders of record as of Nov. 8, 2005.

Through its mutual funds and separately managed accounts, Federated managed $53.5 billion in equity and fixed-income assets at Sept. 30, 2005, a three percent increase from $52.1 billion at Sept. 30, 2004. Average managed assets for Q3 2005 were $208.1 billion, up $26.3 billion from $181.8 billion reported for Q3 2004 and $15.0 billion higher than the $193.1 billion reported for Q2 2005.

Federated’s equity assets increased to $29.7 billion at Sept. 30, 2005, compared to $28.9 billion at June 30, 2005, and $26.2 billion at Sept. 30, 2004. For Q3 2005, Federated had $1.2 billion in gross equity fund sales and $1.9 billion in gross equity fund redemptions and exchanges resulting in $707 million in net equity fund redemptions and exchanges. The top selling equity funds, on a net basis, were Federated Muni and Stock Advantage Fund, Federated Market Opportunity Fund, Federated Strategic Value Fund and Federated Kaufmann Small Cap Fund.

Contacts:

MEDIA	MEDIA	ANALYSTS
Meghan McAndrew	J.T. Tuskan	Ray Hanley
(412) 288-8103	(412) 288-7895	(412) 288-1920
mmcandrew@federatedinv.com	jtuskan@federatedinv.com	rhanley@federatedinv.com

Federated Investors Reports Q3 Results

October 27, 2005

Additionally, Federated’s equity separately managed account product had $207.2 million in gross sales and $160.7 million in net sales during Q3 2005 as overall assets in the product grew to nearly $1.5 billion. Separately managed account product sales continued to be led by the Strategic Value strategy.

Federated’s fixed-income assets were $23.8 billion at Sept. 30, 2005, down $0.6 billion from June 30, 2005, and down $2.1 billion from Sept. 30, 2004. For Q3 2005, Federated had $1.2 billion in gross fixed-income fund sales and $1.6 billion in gross fixed-income fund redemptions and exchanges resulting in $467 million in net fixed-income fund redemptions and exchanges. The top selling fixed-income funds, on a net basis, were Federated Total Return Bond Fund, Federated Municipal High Yield Advantage Fund, Inc., Federated Strategic Income Fund and Federated Mortgage Fund.

Money market assets totaled a record $154.0 billion at the end of Q3 2005, up $28.5 billion or 23 percent from $125.5 billion at the end of Q3 2004 and up $2.6 billion or two percent from $151.4 billion at the end of Q2 2005. Money market mutual fund assets increased to $139.6 billion at the end of Q3 2005, up 24 percent from $112.7 billion at the end of Q3 2004 and up two percent from $136.9 billion at the end of Q2 2005. Money market separate account assets were $14.4 billion at the end of Q3 2005, up 13 percent from $12.8 billion at the end of Q3 2004 and down one percent from $14.6 billion at the end of Q2 2005.

Financial Summary

For the quarter ended Sept. 30, 2005, revenue increased 18 percent to $241.4 million compared to $204.4 million for Q3 2004. Major drivers of revenue growth during the quarter included increased average money market assets resulting from Federated’s acquisition of Alliance Capital Management L.P.’s cash management assets in Q2 2005, growth of average equity assets and organic growth of money market assets, which generated $25.5 million, $12.3 million and $6.7 million in revenue, respectively. These revenue increases were partially offset by a $3.8 million decline in revenue from fixed-income products due to an eight percent decrease in average fixed-income assets. For Q3 2005, Federated derived 46 percent of its total revenue from money market assets, 37 percent from equity assets, 15 percent from fixed-income assets and two percent from other sources.

Operating expenses for Q3 2005 of $133.1 million increased $10.5 million or nine percent from $122.6 million for Q3 2004. The increase was due primarily to $20.7 million in marketing and distribution expenses resulting from new assets acquired in connection with the Alliance acquisition. Operating expenses for Q3 also included the $23.6 million insurance reimbursement, which was recorded as a reduction to the income statement line items where the costs were initially recorded.

Federated’s financial results reflect the sale of InvestLink Technologies, Inc. to Bluff Point LLC. The results of this sale and InvestLink’s operations for all periods presented have been classified as discontinued operations. For Q3 2005, Federated reported a loss from discontinued operations, net of tax, of $1.8 million or $0.02 per diluted share.

Federated Investors Reports Q3 Results

October 27, 2005

Federated will host an earnings conference call at 9 a.m. Eastern on Friday, October 28, 2005. Investors are invited to listen to Federated’s Q3 earnings teleconference by calling 888-412-9259 (domestic) or 706-679-0848 (international) prior to the 9 a.m. start time for the teleconference. The call may also be accessed in real time on the Internet via the About Us section of FederatedInvestors.com. A replay will be available after 12:30 p.m. and until Nov. 4, 2005, by calling 800-642-1687 (domestic) or 706-645-9291 (international) and entering code 1436365.

Federated Investors, Inc. is one of the largest investment managers in the United States, managing $207.4 billion in assets as of Sept. 30, 2005. With 138 mutual funds and separately managed accounts in a wide range of investment strategies, Federated provides comprehensive investment management to nearly 5,600 institutions and intermediaries including corporations, government entities, insurance companies, foundations and endowments, banks and broker/dealers. Federated ranks in the top two percent of money market fund managers in the industry and in the top six percent of both fixed-income and equity fund managers1. For more information, visit FederatedInvestors.com.

###

1 Strategic Insight, Aug. 31, 2005. Based on assets in open-end funds.

Certain statements in this press release, such as those related to the company’s continued launch of new products constitute forward-looking statements, which involve known and unknown risks, uncertainties and other factors that may cause the actual results, levels of activity, performance or achievements of the company, or industry results, to be materially different from any future results, levels of activity, performance or achievements expressed or implied by such forward-looking statements. Among other risks and uncertainties is the ability of the company to successfully launch new products and the risk factors discussed in the company’s annual and quarterly reports as filed with the Securities and Exchange Commission. Many of these factors may be more likely to occur as a result of the ongoing threat of terrorism. As a result, no assurance can be given as to future results, levels of activity, performance or achievements, and neither the company nor any other person assumes responsibility for the accuracy and completeness of such statements.

For more complete information on Federated funds, please visit FederatedInvestors.com for prospectuses. Investors should consider the fund’s investment objectives, risks, charges and expenses carefully before investing. Information about these and other important subjects is in the fund’s prospectus, which should be read carefully before investing.

Federated Securities Corp. is distributor of the Federated funds.

Separately managed accounts are made available through Federated Investment Counseling, a registered investment advisor.

An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in these funds.

Federated Investors Reports Q3 Results

October 27, 2005

Unaudited Condensed Consolidated Statements of Income1

(in thousands, except per share data)

	Quarter Ended Sept. 30,		% Change Q3 2004 to Q3 2005	Quarter Ended June 30, 2005	% Change Q2 2005 to Q3 2005
	2005	2004
Revenue
Investment advisory fees, net	$148,285	$131,716	13%	$138,890	7%
Administrative service fees, net	36,061	33,497	8	32,726	10
Other service fees, net	55,256	37,227	48	46,934	18
Other, net	1,757	1,974	(11)	2,182	(19)

Total Revenue	241,359	204,414	18	220,732	9

Operating Expenses
Compensation and related	45,642	41,568	10	43,584	5
General and administrative
Marketing and distribution	65,538	37,336	76	52,320	25
Professional service fees	(15,054)	6,432	(334)	7,486	(301)
Office and occupancy	3,672	5,342	(31)	5,462	(33)
Systems and communications	4,763	4,868	(2)	5,534	(14)
Advertising and promotional	4,774	3,642	31	4,414	8
Travel and related	2,981	2,929	2	3,176	(6)
Other	3,761	4,263	(12)	7,769	(52)

Total general and administrative	70,435	64,812	9	86,161	(18)
Amortization of deferred sales commissions	12,947	13,526	(4)	12,940	0
Amortization of intangible assets	4,035	2,669	51	3,525	14

Total Operating Expenses	133,059	122,575	9	146,210	(9)

Operating Income	108,300	81,839	32	74,522	45

Nonoperating Income (Expenses)
Investment income, net	2,447	759	222	1,811	35
Debt expense––recourse	(102)	(108)	(6)	(91)	12
Debt expense––nonrecourse	(4,327)	(5,082)	(15)	(4,444)	(3)
Other	103	5	1,960	(8)	1,388

Total Nonoperating Expenses, net	(1,879)	(4,426)	(58)	(2,732)	(31)

Minority interest	2,563	2,477	3	2,478	3

Income from continuing operations before income taxes	103,858	74,936	39	69,312	50
Income tax provision	38,360	27,432	40	30,870	24

Income from continuing operations	65,498	47,504	38	38,442	70

Discontinued operations, net of tax	(1,831)	(453)	304	(681)	169

Net Income	$63,667	$47,051	35%	$37,761	69%

Earnings Per Share—Basic[2]
Income from continuing operations	$0.62	$0.44	41%	$0.36	72%
Loss from discontinued operations	(0.02)	(0.00)	—	(0.00)	—

Net Income	$0.60	$0.44	36%	$0.36	67%

Earnings Per Share—Diluted[2]
Income from continuing operations	$0.61	$0.43	42%	$0.35	74%
Loss from discontinued operations	(0.02)	(0.00)	—	(0.00)	—

Net Income	$0.59	$0.43	37%	$0.35	69%

Weighted-average shares outstanding
Basic	106,109	107,591		105,908
Diluted	108,236	109,848		107,857

Dividends declared per share	$0.150	$0.102		$0.150

1)	Discontinued operations reflects the after-tax effects of the sale of InvestLink Technologies, Inc. in Q3 2005 and Federated’s transfer agency business in Q2 2004 and their related operations.
2)	Federated’s Q3 2005, Q3 2004 and Q2 2005 results include pretax charges to income, net of insurance recoveries for various legal, regulatory and compliance matters, of ($21.9) million, $2.0 million and $6.9 million, respectively, which impacted earnings per diluted share by $0.13, ($0.01) and ($0.09) respectively.

Federated Investors Reports Q3 Results

October 27, 2005

Unaudited Condensed Consolidated Statements of Income1

(in thousands, except per share data)

	Nine Months Ended Sept. 30,		% Change
	2005	2004
Revenue
Investment advisory fees, net	$422,052	$410,419	3%
Administrative service fees, net	98,843	103,778	(5)
Other service fees, net	140,837	116,250	21
Other, net	5,725	5,657	1

Total Revenue	667,457	636,104	5

Operating Expenses
Compensation and related	133,168	128,548	4
General and administrative
Marketing and distribution	156,213	119,379	31
Professional service fees	178	25,278	(99)
Office and occupancy	14,662	15,536	(6)
Systems and communications	14,731	14,399	2
Advertising and promotional	12,404	11,690	6
Travel and related	8,628	8,579	1
Other	65,169	9,435	591

Total general and administrative	271,985	204,296	33
Amortization of deferred sales commissions	39,486	41,803	(6)
Amortization of intangible assets	10,040	8,020	25

Total Operating Expenses	454,679	382,667	19

Operating Income	212,778	253,437	(16)

Nonoperating Income (Expenses)
Investment income, net	5,852	2,085	181
Debt expense––recourse	(276)	(289)	(4)
Debt expense––nonrecourse	(13,358)	(15,775)	(15)
Other	51	(118)	143

Total Nonoperating Expenses, net	(7,731)	(14,097)	(45)

Minority interest	7,491	7,466	0

Income from continuing operations before income taxes	197,556	231,874	(15)
Income tax provision	86,091	84,427	2

Income from continuing operations	111,465	147,447	(24)

Discontinued operations, net of tax	(3,009)	1,986	(252)

Net Income	$108,456	$149,433	(27)%

Earnings Per Share—Basic[2]
Income from continuing operations	$1.05	$1.37	(23)%
(Loss) Income from discontinued operations	(0.03)	0.02	(250)

Net Income	$1.02	$1.39	(27)%

Earnings Per Share—Diluted[2]
Income from continuing operations	$1.03	$1.33	(23)%
(Loss) Income from discontinued operations	(0.03)	0.02	(250)

Net Income	$1.00	$1.35	(26)%

Weighted-average shares outstanding
Basic	106,116	107,880
Diluted	108,139	110,903

Dividends declared per share	$0.425	$0.289

1)	Discontinued operations reflects the after-tax effects of the sale of InvestLink Technologies, Inc. in Q3 2005 and Federated’s transfer agency business in Q2 2004 and their related operations.
2)	Federated’s YTD 2005 and 2004 results include pretax charges to income, net of insurance recoveries for various legal, regulatory and compliance matters, of $38.4 million and $11.7 million respectively, which reduced earnings per diluted share by $0.35 and $0.06, respectively.

Federated Investors Reports Q3 Results

October 27, 2005

Unaudited Condensed Consolidated Balance Sheets

(in thousands)

	Sept. 30, 2005	Dec. 31, 2004
Assets
Cash, restricted cash and other short-term investments	$303,472	$258,271
Other current assets	68,495	64,229
Deferred sales commissions, net	253,501	286,650
Intangible assets, net	337,168	311,974
Other long-term assets	28,719	33,564

Total Assets	$991,355	$954,688

Liabilities, Minority Interest and Shareholders’ Equity
Current liabilities	$192,816	$175,367
Long-term debt—nonrecourse	255,482	284,915
Other long-term liabilities and minority interest	34,398	36,653
Shareholders’ equity excluding treasury stock	1,053,236	994,199
Treasury stock	(544,577)	(536,446)

Total Liabilities, Minority Interest and Shareholders’ Equity	$991,355	$954,688

Changes in Equity and Fixed-Income Fund Managed Assets

(in millions)

	Three Months Ended Sept. 30,		Nine Months Ended Sept. 30,
	2005	2004	2005	2004
Equity Funds
Beginning Assets	$25,573	$24,074	$25,951	$22,817

Sales	1,150	1,152	3,838	4,538
Redemptions	(1,854)	(1,132)	(4,870)	(4,065)

Net (redemptions) sales	(704)	20	(1,032)	473
Net exchanges	(3)	116	25	229
Acquisition related	142	105	142	105
Other*	1,090	(726)	1,012	(35)

Ending Assets	$26,098	$23,589	$26,098	$23,589

Fixed-Income Funds
Beginning Assets	$20,237	$21,473	$21,137	$24,004

Sales	1,166	1,624	4,038	6,132
Redemptions	(1,609)	(2,447)	(5,652)	(9,206)

Net redemptions	(443)	(823)	(1,614)	(3,074)
Net exchanges	(24)	220	(65)	24
Acquisition related	0	220	50	220
Other*	(26)	225	236	141

Ending Assets	$19,744	$21,315	$19,744	$21,315

*	Includes changes in the market value of securities held by the funds, reinvested dividends and distributions and net investment income.

Federated Investors Reports Q3 Results

October 27, 2005

(in millions)

MANAGED ASSETS	Sept. 30, 2005	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004
By Asset Class
Equity	$29,650	$28,886	$28,345	$29,013	$26,217
Fixed-income	23,800	24,357	24,879	25,953	25,926
Money market	153,985	151,431	125,747	124,302	125,474

Total Managed Assets	$207,435	$204,674	$178,971	$179,268	$177,617

By Market
Trust	$90,146	$91,555	$84,681	$86,947	$86,968
Broker/dealer	73,582	68,780	49,283	47,706	45,103
Institutional	22,329	22,805	21,971	23,135	23,400
International	2,781	2,798	2,957	2,855	2,606
Other	18,597	18,736	20,079	18,625	19,540

Total Managed Assets	$207,435	$204,674	$178,971	$179,268	$177,617

By Product Type
Mutual Funds:
Equity	$26,098	$25,573	$25,279	$25,951	$23,589
Fixed-income	19,744	20,237	20,596	21,137	21,315
Money market	139,621	136,852	109,895	110,559	112,672

Total Fund Assets	$185,463	$182,662	$155,770	$157,647	$157,576

Separate Accounts:
Equity	$3,552	$3,313	$3,066	$3,062	$2,628
Fixed-income	4,056	4,121	4,283	4,816	4,611
Money market	14,364	14,578	15,852	13,743	12,802

Total Separate Accounts	$21,972	$22,012	$23,201	$21,621	$20,041

Total Managed Assets	$207,435	$204,674	$178,971	$179,268	$177,617

	Quarter Ended
AVERAGE MANAGED ASSETS	Sept. 30, 2005	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004
By Asset Class
Equity	$29,542	$28,279	$28,558	$27,659	$25,746
Fixed-income	24,102	24,590	25,463	26,014	26,079
Money market	154,416	140,191	125,385	125,272	129,933

Total Avg. Assets	$208,060	$193,060	$179,406	$178,945	$181,758

By Product Type
Mutual Funds:
Equity	$26,043	$25,114	$25,521	$24,793	$23,207
Fixed-income	20,007	20,410	21,013	21,262	21,606
Money market	140,060	125,037	109,334	112,373	116,753

Total Avg. Fund Assets	$186,110	$170,561	$155,868	$158,428	$161,566

Separate Accounts:
Equity	$3,499	$3,165	$3,037	$2,866	$2,539
Fixed-income	4,095	4,180	4,450	4,752	4,473
Money market	14,356	15,154	16,051	12,899	13,180

Total Avg. Separate Acct.	$21,950	$22,499	$23,538	$20,517	$20,192

Total Avg. Assets	$208,060	$193,060	$179,406	$178,945	$181,758

	Quarter Ended
ADMINISTERED ASSETS	Sept. 30, 2005	June 30, 2005	March 31, 2005	Dec. 31, 2004	Sept. 30, 2004
Period End	$18,632	$17,612	$18,169	$37,164	$36,289
Average	$18,020	$17,661	$19,365	$36,558	$41,024